Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Neonode Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “report”), the undersigned, Thomas Eriksson, the Chief Executive Officer of the Company, and David W. Brunton, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.
The report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, except for the audit of our financial statements by our independent registered public accounting firm ; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 30, 2012

/s/ Thomas Eriksson	/s/ David W. Brunton
Thomas Eriksson	David W. Brunton
Chief Executive Officer	Chief Financial Officer